UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2010

Stoneridge, Inc. (Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 East Market Street
Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (330) 856-2443

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 24, 2010, Stoneridge, Inc. issued a press release announcing the pricing of its offer up to $175 million aggregate principal amount of its senior secured notes due 2017 in an offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933.  Pursuant to Rule 135c under the Securities Act, the press release announcing this matter is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated September 24, 2010, announcing the pricing of $175 million of senior secured notes issue

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: September 24, 2010	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Press release dated September 24, 2010, announcing the pricing of $175 million of senior secured notes issue